The date of the supplement is October 30, 2009.

F66-041 10/30/09

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Intermediate Fund

Supplement to prospectus dated October 1, 2009

On page 1, the fee table for the U.S. Treasury Intermediate Fund is revised to add an expense ratio limitation as follows:

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.31%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.21%
Total annual fund operating expenses	0.52%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective November 1, 2009, T. Rowe Price Associates, Inc. contractually obligated itself (through September 30, 2012) to waive its fees and bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 0.55%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.55%. However, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

The date of the supplement is October 30, 2009.

F67-041 10/30/09

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Long-Term Fund

Supplement to prospectus dated October 1, 2009

On page 6, the fee table and example for the U.S. Treasury Long-Term Fund are revised to add an expense ratio limitation as follows:

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.31%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.27%
Total annual fund operating expenses	0.58%
Fee waiver/expense reimbursement	0.03%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.55%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective November 1, 2009, T. Rowe Price Associates, Inc. contractually obligated itself (through September 30, 2012) to waive its fees and bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 0.55%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.55%. However, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$56	$176	$313	$716